Income Taxes	12 Months Ended
Dec. 31, 2018
Income Taxes
Income Taxes

Note 13 - Income Taxes

On December 22, 2017, the President of the U.S. signed into law the Tax Cuts and Job Act (the “2017 Tax Act”). The 2017 Tax Act changed U.S. tax law by, among other things, lowering corporate income tax rates, implementing a territorial tax system and imposing a repatriation tax on mandatory deemed repatriated earnings of foreign subsidiaries. The 2017 Tax Act permanently reduces the U.S. corporate income tax rate from a maximum of 35% to a flat 21% rate, effective January 1, 2018.

Income taxes attributable to continuing operations for the years ended December 31, 2018, 2017 and 2016 differed from the amounts computed by applying the statutory U.S. federal income tax rate of 21% for 2018 and 35% for 2017 and 2016 to earnings before income taxes excluding noncontrolling interests for the following reasons:

	Years ended December 31,
(Millions of dollars)	2018	2017	2016
Computed “expected” tax expense (benefit) excluding noncontrolling interests	$(3)	$150	$134
Adjustments to tax expense (benefit) attributable to:
Foreign tax differences	12	(22)	(14)
Tax-exempt income	(13)	—	(15)
State income taxes, net of federal benefit	(8)	9	5
Repatriation tax	14	112	—
Effect on deferreds of federal rate reduction	—	(47)	—
Foreign entity tax status change	22	—	—
Federal tax credits	(23)	(18)	(31)
Federal rate reduction effect on capital loss carryback	(3)	—	—
Domestic manufacturing deduction	—	(2)	(5)
Other	3	(1)	(4)
Total income tax expense	$1	$181	$70

In December 2017, the SEC issued guidance that permitted the use of provisional amounts when the necessary information was not available, prepared or analyzed in reasonable detail to complete the accounting for certain income tax effects of the 2017 Tax Act. Seaboard recognized $112 million of provisional tax impact related to mandatory deemed repatriated earnings and a $47 million benefit from the revaluation of deferred tax assets and liabilities in its consolidated financial statements for the year ended December 31, 2017. The accounting for the income tax effects of the 2017 Tax Act was completed in the fourth quarter of 2018 with a total adjustment of $16 million related primarily to repatriation and, to a lesser extent, executive compensation items. Seaboard increased its provisional tax impact by $13 million during the third quarter of 2018 and $3 million during the fourth quarter of 2018. The 2018 effective tax rate was significantly impacted by these measurement-period adjustments. The changes related to mandatory deemed repatriated earnings and the revaluation of deferred tax assets and liabilities were based on interpretation changes and further analysis. Additional regulatory guidance may be issued, and Seaboard will adjust in the period of issuance.

Beginning in 2018, the 2017 Tax Act also imposed two new U.S. tax base erosion provisions, the global intangible low-taxed income (“GILTI”) provision and the base-erosion and anti-abuse tax (“BEAT”) provision. Seaboard accounts for the GILTI and BEAT taxes in the period incurred. Seaboard’s annual income tax rate for 2018 includes less than $1 million of anticipated tax expense associated with the GILTI and BEAT provisions.

During 2018, Seaboard elected to change the tax status of a wholly-owned subsidiary from a partnership to a corporation. This change in tax status resulted in an estimated $22 million of additional tax expense and additional deferred tax liabilities.

Earnings before income taxes were as follows:

	Years ended December 31,
(Millions of dollars)	2018	2017	2016
United States	$(109)	$273	$272
Foreign	93	155	110
Total earnings (loss) excluding noncontrolling interests	(16)	428	382
Net loss (income) attributable to noncontrolling interests	—	1	(2)
Total earnings (loss) before income taxes	$(16)	$427	$384

The components of total income taxes were as follows:

	Years ended December 31,
(Millions of dollars)	2018	2017	2016
Current:
Federal	$(20)	$118	$(1)
Foreign	32	19	21
State and local	—	2	7
Deferred:
Federal	5	20	36
Foreign	(5)	10	4
State and local	(11)	12	3
Income tax expense	1	181	70
Unrealized changes in other comprehensive income (loss)	2	(3)	(12)
Total income taxes	$3	$178	$58

Seaboard recorded $14 million and $112 million of tax on mandatory deemed repatriated earnings for the years ended December 31, 2018 and 2017, respectively. As of December 31, 2018, Seaboard has $73 million of long-term income tax liability, payable over 8 years, and $7 million of income taxes payable related to mandatory deemed repatriated earnings. As of December 31, 2018 and 2017, Seaboard had income taxes receivable of $39 million and $51 million, respectively, primarily related to domestic tax jurisdictions, and had income taxes payable of $14 million and $3 million, respectively, primarily related to foreign tax jurisdictions.

Components of the net deferred income tax liability at the end of each year were as follows:

	December 31,
(Millions of dollars)	2018	2017
Deferred income tax liabilities:
Depreciation	$140	$92
Domestic partnerships	78	92
LIFO	—	3
Cash basis farming adjustment	5	5
Deferred earnings of foreign subsidiaries	2	—
Other	1	17
	$226	$209
Deferred income tax assets:
Reserves/accruals	$70	$61
Deferred earnings of foreign subsidiaries	—	24
Net operating and capital loss carry-forwards	56	51
LIFO	7	—
Tax credit carry-forwards	21	14
Other	4	6
	158	156
Valuation allowance	59	59
Net deferred income tax liability	$127	$112

The activity within the valuation allowance account is as follows:

	Balance at	Charge (credit)	Balance at
(Millions of dollars)	beginning of year	to expense	end of year
Allowance for Deferred Tax Assets:
Year Ended December 31, 2018	$59	—	$59
Year Ended December 31, 2017	$58	1	$59
Year Ended December 31, 2016	$19	39	$58

Management believes Seaboard’s future taxable income will be sufficient for full realization of the net deferred tax assets. The valuation allowance relates to the tax benefits from foreign net operating losses and tax credits. Management does not believe these benefits are more likely than not to be realized due to limitations imposed on the utilization of these losses and credits. As of December 31, 2018, Seaboard had foreign net operating loss carry-forwards of approximately $148 million, a portion of which expire in varying amounts between 2019 and 2038, while others have indefinite expiration periods. As of December 31, 2018, Seaboard had state and foreign tax credit carry-forwards of approximately $20 million, net of valuation allowance, all of which carry-forward indefinitely.

As of December 31, 2018 and 2017, Seaboard had $25 million and $18 million, respectively, in total unrecognized tax benefits, all of which if recognized would affect the effective tax rate. It is reasonably possible that the resolution of ongoing governmental audits within 12 months of the reporting date could significantly affect the total amounts of unrecognized tax benefits. The following table is a reconciliation of the beginning and ending amount of unrecognized tax benefits:

(Millions of dollars)	2018	2017
Beginning balance at January 1	$18	$13
Additions for uncertain tax positions of prior years	2	3
Additions for uncertain tax positions of current year	6	3
Lapse of statute of limitations	(1)	(1)
Ending balance as of December 31	$25	$18

Seaboard accrues interest related to unrecognized tax benefits and penalties in income tax expense and had approximately $6 million and $3 million accrued for the payment of interest and penalties as of December 31, 2018 and 2017, respectively.

Seaboard’s tax returns are regularly audited by federal, state and foreign tax authorities, which may result in material adjustments. Seaboard’s 2013, 2014 and 2015 U.S. income tax returns are currently under Internal Revenue Service examination. Tax years prior to 2013 are generally no longer subject to U.S. tax assessment. In Seaboard’s major non-U.S. jurisdictions, including Argentina, the Dominican Republic, Ivory Coast and Senegal, tax years are typically subject to examination for three to six years.

As of December 31, 2018, Seaboard had provided for U.S. federal income tax on $1,300 million of undistributed earnings from foreign operations in conjunction with the 2017 Tax Act.  Historically, Seaboard has considered substantially all foreign profits as being permanently invested in its foreign operations, including all cash and short-term investments held by foreign subsidiaries. Seaboard intends to continue permanently reinvesting the majority of these funds outside the U.S. as current plans do not demonstrate a need to repatriate them to fund Seaboard’s U.S. operations and therefore, Seaboard has not recorded deferred taxes for state or foreign withholding taxes that would result upon repatriation to the U.S. Determination of the tax that might be paid on unremitted earnings if eventually remitted is not practical. If Seaboard decided at a later date to repatriate these permanently reinvested earnings to the U.S., Seaboard would be required to provide for the net tax effects on these amounts.

Seaboard has certain investments in various limited partnerships as a limited partner that are expected to enable Seaboard to obtain certain tax credits. The balance of the low-income housing investments recognized in the consolidated balance sheets as of December 31, 2018 and 2017 was $5 million and $7 million, respectively. Seaboard uses the proportional amortization method of accounting for all of its qualified affordable housing project investments by amortizing the initial cost of the investment in proportion to the income tax credits received and recognizing as a component of income tax expense. Seaboard also has invested in three limited liability companies that operate refined coal processing plants that generate federal income tax credits based on production levels. Seaboard’s total contributions to these investments were $17 million, $10 million and $14 million during 2018, 2017 and 2016, respectively. See Note 8 for Seaboard’s estimate of its funding commitment for these plants. Additionally, Seaboard invested $10 million during 2016 in two limited liability companies that operate solar energy production facilities that generate investment tax credits. These other alternative investments are accounted for using the equity method of accounting.

In February 2018, Congress retroactively extended the federal blender’s credits for 2017. In accordance with U.S. GAAP, the effects of changes in tax laws, including retroactive changes, are recognized in the financial statements in the period that the changes are enacted.  Accordingly, in the first quarter of 2018, a one-time tax benefit of $4 million related to the 2017 federal blender’s credits was recorded in income tax expense. In addition to this amount, Seaboard recognized $42 million of federal blender’s credits as non-taxable revenue in the first quarter of 2018. See Note 14 for further discussion of the federal blender’s credits. The Protecting Americans from Tax Hikes Act of 2015 (the “2015 Tax Act”), signed into law in December 2015, extended the federal blender’s credits provisions through December 31, 2016. Revenue was recognized ratably throughout 2016. The federal blender’s credits were not renewed for 2018.